Exhibit 21

SUBSIDIARIES OF ABBOTT LABORATORIES

The following is a list of subsidiaries of Abbott Laboratories as of December 31, 2016.  Abbott Laboratories is not a subsidiary of any other corporation.  Where ownership of a subsidiary is less than 100% by Abbott Laboratories or an Abbott Laboratories’ subsidiary, such has been noted by an asterisk (*).

Domestic Subsidiaries	Incorporation
Abbott Biologicals, LLC	Delaware
Abbott Cardiovascular Inc.	Delaware
Abbott Cardiovascular Systems Inc.	California
Abbott Delaware Inc.	Delaware
Abbott Diabetes Care Inc.	Delaware
Abbott Diabetes Care Sales Corporation	Delaware
Abbott Equity Investments LLC	Delaware
Abbott Health Products, LLC	Delaware
Abbott Holdings LLC	Delaware
Abbott Informatics Corporation	Florida
Abbott International LLC	Delaware
Abbott Laboratories Inc.	Delaware
Abbott Laboratories International LLC	Illinois
Abbott Laboratories Pacific Ltd.	Illinois
Abbott Laboratories Residential Development Fund, Inc.	Illinois
Abbott Laboratories Services Corp.	Illinois
Abbott Management LLC	Delaware
Abbott Medical Optics Inc.	Delaware
Abbott Molecular Inc.	Delaware
Abbott Nutrition Manufacturing Inc.	Delaware
Abbott Point of Care Inc.	Delaware
Abbott Procurement LLC	Delaware
Abbott Products Operations, LLC	Delaware
Abbott Resources Inc.	Delaware
Abbott Resources International Inc.	Delaware
Abbott Universal LLC	Delaware
Abbott Vascular Inc.	Delaware
Abbott Vascular Solutions Inc.	Indiana
Abbott Ventures Inc.	Delaware
AMO Development, LLC	Delaware
AMO Holdings, Inc.	Delaware
AMO Manufacturing USA, LLC	Delaware
AMO Nominee Holdings, LLC	Delaware
AMO Sales and Service, Inc.	Delaware
AMO Spain Holdings, LLC	Delaware
AMO U.K. Holdings, LLC	Delaware
AMO US Holdings, Inc.	Delaware
AMO USA Sales Holdings, Inc.	Delaware
AMO USA, LLC	Delaware
AMO WaveFront Sciences, LLC	New Mexico
Angel Sub, Inc.	Delaware
Bioabsorbable Vascular Solutions, Inc.	Delaware
Biohealth LLC	Delaware
Evalve International, Inc.	Delaware
Evalve, Inc.	Delaware
Fournier Pharma Corp.	Delaware
Ibis Biosciences, Inc.	Delaware
IDEV Technologies, Inc.	Delaware
IMTC Technologies, Inc.	Delaware
Integrated Vascular Systems, Inc.	Delaware
Kalila Medical, Inc.	Delaware
Lake Forest Investments LLC	Delaware
Midwest Properties LLC	Delaware

Murex Diagnostics, Inc.	Delaware
Natural Supplement Association, Incorporated	Colorado
North Shore Properties, Inc.	Delaware
OptiMedica Corporation	Delaware
PDD II, LLC	Delaware
PDD, LLC	Delaware
Quest Vision Technology, Inc.	California
St. Jude Medical, LLC	Delaware
Swan-Myers, Incorporated	Indiana
Tendyne Holdings, Inc.	Delaware
Tendyne Medical, Inc.	Delaware
Tobal Products Incorporated	Illinois
Topera, Inc.	Delaware
Visiogen, Inc.	Delaware
X Technologies Inc.	Delaware
ZonePerfect Nutrition Company	Delaware

Foreign Subsidiaries	Incorporation

Abbott Products Algerie EURL	Algeria
Abbott Laboratories Argentina Sociedad Anonima	Argentina
Atlas Farmaceutica S.A.	Argentina
Laboratorio Internacional Argentino S.A.	Argentina
Metropolitana Farmacéutica S.A.	Argentina
Murex Argentina S.A.	Argentina *
Novamedi S.A.	Argentina *
Polygon Labs S.A.	Argentina
Abbott Australasia Pty Ltd	Australia
Abbott Informatics Australia Pty Limited	Australia
AMO Australia Pty Limited	Australia
Spinal Modulation Pty Ltd	Australia
Abbott Gesellschaft m.b.H.	Austria
Bencard Allergie GmbH	Austria
Normann Pharma-Handels GmbH	Austria
W&R Pharma Handels GmbH	Austria
Abbott Holdings Limited	Bahamas
Abbott Bahamas Overseas Businesses Corporation	Bahamas
Abbott Laboratories (Bangladesh) Limited	Bangladesh
Murex Diagnostics International Inc.	Barbados
Abbott Belgian Investments SPRL	Belgium
Abbott Belgian Pension Fund A.S.B.L.	Belgium
Abbott S.A.	Belgium
Abbott Vascular International BVBA	Belgium
AMO Belgium BVBA	Belgium
Cardio Life Research S.A.	Belgium
Abbott Bermuda Holding Ltd.	Bermuda
Abbott Diagnostics International, Ltd	Bermuda
Abbott Healthcare (Puerto Rico) Ltd.	Bermuda
Abbott International Holdings Limited	Bermuda
Abbott Ireland	Bermuda
Abbott Strategic Opportunities Limited	Bermuda
Andland Overseas Ltd.	Bermuda
Sundelight Ltd.	Bermuda
Pharmatech Boliviana S.A.	Bolivia
Abbott društvo sa ogranicenom odgovornošcu za trgovinu i usluge	Bosnia
Abbott Produtos Oticos Ltda.	Brazil
Farmacologia Em Aquicultura Veterinaria Ltda.	Brazil
Abbott Laboratorios do Brasil Ltda.	Brazil
American Pharmacist Inc.	British Virgin Islands
Abbott (Cambodia) LLC	Cambodia
Abbott Informatics Canada, Inc.	Canada
Abbott International Corporation	Canada
Abbott Laboratories, Limited/Laboratoires Abbott, Limitee	Canada
Abbott Point of Care Canada Limited	Canada
Abbott Products Canada Inc.	Canada
Abbott Products Inc.	Canada
AMO Canada Company	Canada
AMO Global Holdings	Cayman Islands
AMO Ireland	Cayman Islands
AMO Puerto Rico Manufacturing, Inc.	Cayman Islands
VISX	Cayman Islands
Abbott Laboratories (Chile) Holdco (Dos) SpA	Chile
Abbott Laboratories (Chile) Holdco SpA	Chile
Abbott Laboratories de Chile Limitada	Chile
Antares S.A.	Chile *
Aquagestion Capacitación S.A.	Chile

Aquagestion S.A.	Chile
Banco de Vida S.A.	Chile *
Bioalgae S.A.	Chile *
CFR Chile S.A.	Chile
CFR International SpA	Chile
CFR Inversiones SpA	Chile
Consorico Tecnológico en Biomedicina Clinico-Molecular S.A.	Chile *
Dextech S.A.	Chile *
Esprit de Vie S.A.	Chile
Farmacología en Aquacultura Veterinária FAV S.A.	Chile
Igloo Zone Chile S.A.	Chile
Instituto de Criopreservación de Chile S.A.	Chile *
Inversiones K2 SpA	Chile
Inversiones Vida Cell S.A.	Chile *
Laboratorios Lafi Limitada	Chile
Laboratorios Recalcine S.A.	Chile
Novasalud S.A.	Chile
Recben Xenerics Farmacéutica Limitada	Chile
Vida Cell S.A.	Chile *
Abbott Laboratories de Colombia, S.A.	Colombia
American Generics S.A.S.	Colombia
Distribuciones Uquifa S.A.S.	Colombia
Focus Pharmaceutical S.A.S.	Colombia
Laboratorio Franco Colombiano Lafrancol S.A.S.	Colombia
Laboratorio Synthesis S.A.S.	Colombia
Laboratorios Naturmedik S.A.S.	Colombia
Laboratorios Pauly Pharmacuetical S.A.S.	Colombia
LaFrancol Internacional S.A.S.	Colombia
Gynopharm Sociedad Anonima	Costa Rica
Abbott Healthcare Costa Rica, S.A.	Costa Rica
Abbott Vascular Limitada	Costa Rica
Abbott Laboratories d.o.o.	Croatia
Abbott Overseas Subsidiary Holding (Cyprus) Limited	Cyprus
Arvis Investments Limited	Cyprus
Abbott Laboratories, s.r.o.	Czech Republic
Abbott Laboratories A/S	Denmark
AMO Denmark ApS	Denmark
Inversiones Komodo, S.R.L.	Dominican Republic
Lafrancol Dominicana, S.A.S.	Dominican Republic
Abbott Laboratorios del Ecuador Cia. Ltda.	Ecuador
Fadapharma del Ecuador S.A.	Ecuador
Farmacología en Aquacultura Veterinaria FAV Ecuador S.A.	Ecuador
Laboratorio Franco Colombiano del Ecuador S.A.	Ecuador
Laboratorios Transpharm S.A.	Ecuador
Nutravida S.A.	Ecuador
Western Pharmaceuticals S.A.	Ecuador
Abbott Healthcare LLC	Egypt
Abbott Limited Egypt LLC	Egypt
Abbott Products Egypt LLC	Egypt
Abbott Products Limited	Egypt
CFR El Salvador, S.A. de C.V.	El Salvador
Abbott, S.A. de C.V.	El Salvador
Abbott Oy	Finland
Abbott France S.A.S.	France
Abbott Informatics France	France
Abbott Products Distribution SAS	France
AMO France S.A.S.	France
Laboratoires Fournier S.A.S.	France
Vivasol SNC	France
Abbott Diagnostics GmbH	Germany

Abbott GmbH & Co. KG	Germany
Abbott Holding GmbH	Germany
Abbott Informatics Germany GmbH	Germany
Abbott Laboratories GmbH	Germany
Abbott Management GmbH	Germany
Abbott Vascular Deutschland GmbH	Germany
Abbott Vascular Instruments Deutschland GmbH	Germany
AMO Germany GmbH	Germany
Fournier Pharma GmbH	Germany
IDEV Technologies, GmbH	Germany
Topera GmbH	Germany
Abbott Established Products Holdings (Gibraltar) Limited	Gibraltar
Abbott Holding (Gibraltar) Limited	Gibraltar
Abbott Holding Subsidiary (Gibraltar) Limited	Gibraltar
Abbott Laboratories (Hellas) S.A.	Greece
Abbott Laboratorios, S.A.	Guatemala
Lafrancol Guatemala S.A.	Guatemala
Negocios Denia, Sociedad Anónimo	Guatemala
Comercializadora y Distribuidora CFR Interamericas Honduras S.A.	Honduras
Abbott Informatics Asia Pacific Limited	Hong Kong
Abbott Laboratories Limited	Hong Kong
AMO Asia Limited	Hong Kong
Lung Fung Hong (China) Limited	Hong Kong
Abbott Hungary Korlatolt Felelossegu Tarsasag	Hungary
Abbott Healthcare Private Limited	India
Abbott India Limited	India *
Abind Healthcare Pvt. Ltd.	India
Abbott Medical Optics Private Limited	India
PT. Abbott Products Indonesia	Indonesia
PT. Abbott Indonesia	Indonesia *
Abbott Ireland Limited	Ireland
Abbott Laboratories Vascular Enterprises	Ireland
Abbott Laboratories, Ireland, Limited	Ireland
Abbott Mature Products International Unlimited Company	Ireland
Abbott Mature Products Management Limited	Ireland
Abbott Nutrition Limited	Ireland
Abbott Products Unlimited Company	Ireland
AMO International Holdings	Ireland
AMO Ireland Finance Unlimited Company	Ireland
AMO Regional Holdings	Ireland
Salviac Limited	Ireland
Abbott Informatics Technologies LTD	Israel
Abbott Medical Laboratories LTD	Israel
L.I.M.S. Management Systems	Israel
Abbott S.r.l.	Italy
AMO Italy Srl	Italy
Autonomous Employee Welfare Fund for Abbott S.p.A. Dirigenti	Italy
Omnilab S.r.l	Italy
Omnilab Technologies S.r.l	Italy
Abbott West Indies Limited	Jamaica *
Abbott Japan Co., Ltd.	Japan
Abbott Vascular Japan Co., Ltd.	Japan
AMO Japan K.K.	Japan
Abbott Kazakhstan Limited Liability Partnership	Kazakhstan
Limited Liability Partnership “Veropharm”	Kazakhstan
Abbott Korea Limited	Korea, South
Abbott Laboratories Baltics SIA	Latvia
Abbott Middle East S.A.R.L.	Lebanon
UAB “Abbott Laboratories”	Lithuania
Abbott Bulgaria Luxembourg S.à r.l.	Luxembourg

Abbott Healthcare Luxembourg S.ar.l.	Luxembourg
Abbott Holding Subsidiary (Gibraltar) Limited Luxembourg S.C.S.	Luxembourg
Abbott International Luxembourg S.ar.l.	Luxembourg
Abbott Investments Luxembourg S.à.r.l.	Luxembourg
Abbott Overseas Luxembourg S.a r.l.	Luxembourg
Abbott Poland Luxembourg S.à r.l.	Luxembourg
Abbott Products Luxembourg S.a r.l.	Luxembourg
Abbott South Africa Luxembourg S.ar.l.	Luxembourg
Abbott Laboratories (Malaysia) Sdn. Bhd.	Malaysia
Abbott Manufacturing Malaysia Sdn. Bhd.	Malaysia
AMO Malta Limited	Malta
Yissum Holding Limited	Malta
Abbott Laboratories de Mexico, S.A. de C.V.	Mexico
Abbott Morocco S.A.R.L.	Morocco
Abbott Laboratories (Mozambique), Limitada	Mozambique
Abbott B.V.	Netherlands
Abbott Biologicals B.V.	Netherlands
Abbott Healthcare B.V.	Netherlands
Abbott Healthcare Products B.V.	Netherlands
Abbott Holdings B.V.	Netherlands
Abbott Informatics Netherlands B.V.	Netherlands
Abbott Knoll Investments B.V.	Netherlands
Abbott Laboratories B.V.	Netherlands
Abbott Laboratories Finance B.V.	Netherlands
Abbott Laboratories Products B.V.	Netherlands
Abbott Logistics B.V.	Netherlands
Abbott Nederland C.V.	Netherlands
Abbott Netherlands Investments B.V.	Netherlands
Abbott Vascular Netherlands B.V.	Netherlands
AMO Groningen B.V.	Netherlands
AMO Netherlands B.V.	Netherlands
Brandex Europe C.V.	Netherlands
Duphar International Research B.V.	Netherlands
IDEV Technologies B.V.	Netherlands
IMTC Finance B.V.	Netherlands
IMTC Holdings B.V.	Netherlands
Nether Pharma N.P. C.V.	Netherlands
NeuroTherm BV	Netherlands
Abbott Informatics New Zealand Limited	New Zealand
Abbott Laboratories NZ Limited	New Zealand
CFR Interamericas Nicaragua S.A.	Nicaragua
Abbott Norge AS	Norway
AMO Norway AS	Norway
Abbott Laboratories (Pakistan) Limited	Pakistan *
Abbott Laboratories, C.A.	Panama
Abbott Overseas, S.A.	Panama
Caripharm Inc.	Panama
CFR Interamericas Panamá S.A.	Panama
DoraI lnvestments International lnc.	Panama
Forestcreek Overseas S.A.	Panama
Golnorth Investments S.A.	Panama
Gynopharm de Centroamérica S.A.	Panama
Ramses Business Corp.	Panama
Saboya Enterprises Corporation	Panama
Fada Pharma Paraguay S.A.	Paraguay
Pharma International S.A.	Paraguay
Abbott (Guangzhou) Nutritionals Co., Ltd.	People’s Republic of China
Abbott (Jiaxing) Nutrition Co. Ltd.	People’s Republic of China
Abbott Laboratories Trading (Shanghai) Co., Ltd.	People’s Republic of China
Abbott Medical Devices Manufacture (Shanghai) Co., Ltd	People’s Republic of China

Abbott Medical Devices Trading (Shanghai) Co., Ltd.	People’s Republic of China
AMO (Hangzhou) Co., Ltd.	People’s Republic of China
AMO (Shanghai) Medical Devices Trading Co., Ltd.	People’s Republic of China
Shandong Abbott Dairy Products Co., Ltd	People’s Republic of China
Shanghai Abbott Medical Devices Science and Technology Co., Ltd.	People’s Republic of China
Shanghai Abbott Pharmaceutical Co., Ltd.	People’s Republic of China
Shanghai Si Fa Pharmaceutical Co., Ltd.	People’s Republic of China
Abbott Laboratorios S.A.	Peru
Farmindustria S.A.	Peru
Inmobiliara Naknek S.A.C	Peru
Lafrancol Perú S.R.L.	Peru
Neosalud S.A.C	Peru
Abbott Laboratories (Philippines)	Philippines
Abbott Products (Philippines) Inc.	Philippines
Abbott Holdings Poland Sp z o.o.	Poland
Abbott Laboratories Poland Sp z o.o.	Poland
Abbott Laboratorios, Limitada	Portugal
Abbott Laboratories (Puerto Rico) Incorporated	Puerto Rico
Abbott Products Romania S.R.L.	Romania
Abbott Products Limited Liability Company	Russia
Limited Liability Company “Abbott Laboratories”	Russia
Limited Liability Company “Veropharm”	Russia
LLC “Garden Hills”	Russia
LLC “LENS-Pharm”	Russia
LLC “VeroInPharm”	Russia
OJSC “Voronezhkhimpharm”	Russia
SC “VEROPHARM”	Russia
Abbott Saudi Arabia Trading Company	Saudi Arabia *
Abbott Informatics Singapore Pte. Limited	Singapore
Abbott Laboratories (Singapore) Private Limited	Singapore
Abbott Manufacturing Singapore Private Limited	Singapore
Abbott Operations Singapore Pte. Ltd.	Singapore
AMO Singapore Pte. Limited	Singapore
Abbott Laboratories Slovakia s.r.o.	Slovakia
Abbott Laboratories druzba za farmacijo in diagnostiko d.o.o.	Slovenia
Abbott Laboratories South Africa (Pty) Ltd.	South Africa
Murex Biotech South Africa	South Africa
Abbott Informatics Spain S.A.	Spain
Abbott Laboratories, S.A.	Spain
Abbott Medical Optics Spain, S.L.	Spain
AMO Manufacturing Spain, S.L.	Spain
Farmacéutica Mont Blanc, S.L.	Spain
Fundación Abbott	Spain
Igloo Zone, S.L.	Spain
Omnilab Iberia, S.L.	Spain
Abbott Medical Optics Norden AB	Sweden
Abbott Scandinavia AB	Sweden
AMO Uppsala AB	Sweden
Abbott AG	Switzerland
Abbott Finance Company SA	Switzerland
Abbott Laboratories SA	Switzerland
Abbott Products Operations AG	Switzerland
AMO Switzerland GmbH	Switzerland
Abbott Fund Tanzania Limited	Tanzania
Abbott Laboratories Ltd.	Thailand
Abbott Products Tunisie S.A.R.L.	Tunisia
Abbott Laboratuarlari Ithalat Ihracat Ve Ticaret Limited Sirketi	Turkey
Limited Liability Company “Abbott Ukraine”	Ukraine
Veropharm LLC	Ukraine
Abbott (UK) Finance Limited	United Kingdom

Abbott (UK) Holdings Limited	United Kingdom
Abbott Asia Holdings Limited	United Kingdom
Abbott Asia Investments Limited	United Kingdom
Abbott Australasia Holdings Limited	United Kingdom
Abbott Capital India Limited	United Kingdom
Abbott Diabetes Care Limited	United Kingdom
Abbott Equity Holdings Unlimited	United Kingdom
Abbott Healthcare Products Ltd.	United Kingdom
Abbott Iberian Investments (2) Limited	United Kingdom
Abbott Iberian Investments Limited	United Kingdom
Abbott Informatics Europe Limited	United Kingdom
Abbott Laboratories Limited	United Kingdom
Abbott Laboratories Trustee Company Limited	United Kingdom
Abbott Vascular Devices (2) Limited	United Kingdom
Abbott Vascular Devices Limited	United Kingdom
Allergy Therapeutics (Holdings) Limited	United Kingdom *
Allergy Therapeutics (UK) Limited	United Kingdom *
Allergy Therapeutics PLC	United Kingdom *
AMO United Kingdom Limited	United Kingdom
British Colloids	United Kingdom
Fournier Pharmaceuticals Limited	United Kingdom
Gynocare Limited	United Kingdom
Knoll UK Investments Unlimited	United Kingdom
Mansbridge Pharmaceuticals Limited	United Kingdom
Murex Biotech Limited	United Kingdom
NeuroTherm Ltd.	United Kingdom
Abbott Laboratories Uruguay S.A.	Uruguay
Abbott Operations Uruguay S.R.L.	Uruguay
Bosque Bonito S.A.	Uruguay
European Services S.A.	Uruguay
Fernwood Investment S.A.	Uruguay
Kangshenyunga S.A.	Uruguay
Pharmaceutical Technologies (Pharmatech) S.A.	Uruguay
Tremora S.A.	Uruguay
Tuenir S.A.	Uruguay
Abbott Trading Company, Inc.	US Virgin Islands
Gynopharm de Venezuela, C.A.	Venezuela
Abbott Laboratories C.A.	Venezuela
3A Nutrition (Vietnam) Company Limited	Vietnam
Domesco Medical Import Export Joint Stock Company	Vietnam
Glomed Pharmaceutical Company Limited	Vietnam

The following is a list of subsidiaries acquired as part of the acquisition of St. Jude Medical Inc. on January 4, 2017.

Domestic Subsidiaries	Incorporation
Advanced Neuromodulation Systems, Inc.	Texas
AGA Medical Corporation	Minnesota
AGA Medical Holdings, Inc.	Delaware
APK Advanced Medical Technologies LLC	Georgia
CardioMEMS, LLC	Delaware
Continuum Services LLC	Delaware
Hi-Tronics Designs, Inc.	New Jersey
Irvine Biomedical, Inc.	California
Lightlab Imaging, Inc.	Delaware
Mediguide LLC	Delaware
NeuroTherm LLC	Delaware
Pacesetter, Inc.	Delaware
RF Medical Holdings LLC	Delaware
Sealing Solutions, Inc.	Georgia

SJM International, Inc.	Delaware
SJM SMI US LLC	Delaware
SJM SMI US Two LLC	Delaware
SJM Thunder Holding Company	Delaware
Spinal Modulation International LLC	Delaware
Spinal Modulation LLC	Delaware
St. Jude Medical ATG, Inc.	Minnesota
St. Jude Medical Business Services, Inc.	Delaware
St. Jude Medical Europe, Inc.	Delaware
St. Jude Medical S.C., Inc.	Minnesota
St. Jude Medical, Atrial Fibrillation Division, Inc.	Minnesota
St. Jude Medical, Cardiology Division, Inc.	Delaware
TC1 LLC	Delaware
Thoratec Delaware LLC	Delaware
Thoratec LLC	California

Foreign Subsidiaries	Incorporation
St. Jude Medical Argentina S.A.	Argentina
St. Jude Medical Australia Pty. Ltd.	Australia
St. Jude Medical Export Ges.m.b.H.	Austria
St. Jude Medical Medizintechnik Ges.m.b.H.	Austria
AGA Medical Belgium SPRL	Belgium
Endocardial Solutions NV/SA	Belgium
SJM Coordination Center BVBA	Belgium
Spinal Modulation Belgium NV	Belgium
St. Jude Medical Belgium	Belgium
St. Jude Medical Brasil, Ltda.	Brazil
St. Jude Medical Canada, Inc.	Canada
St. Jude Medical (Shanghai) Co., Ltd.	China
St. Jude Medical Colombia, Ltda.	Colombia
St. Jude Medical Costa Rica Limitada	Costa Rica
St. Jude Medical Danmark A/S	Denmark
St. Jude Medical Estonia OÜ	Estonia
St. Jude Medical Finland O/y	Finland
St. Jude Medical France S.A.S.	France
St. Jude Medical GmbH	Germany
SJM Hellas Limited Liability Trading Company	Greece
St. Jude Medical (Hong Kong) Limited	Hong Kong
St. Jude Medical Kft	Hungary
St. Jude Medical India Private Limited	India
Apica Cardiovasculoar Limited	Ireland
SJM Cardiovascular Ireland Limited	Ireland
MediGuide Ltd.	Israel
St. Jude Medical Italia S.p.A.	Italy
St. Jude Medical Asia Pacific Holdings GK	Japan
St. Jude Medical Japan Co., Ltd.	Japan
St. Jude Medical Korea YH	Korea, South
UAB “St. Jude Medical Baltic”	Lithuania
St. Jude Medical International Holding S.a r.l.	Luxembourg
St. Jude Medical Luxembourg Holding II S.a r.l.	Luxembourg
St. Jude Medical Luxembourg Holding NT S.a r.l.	Luxembourg
St. Jude Medical Luxembourg Holding SMI S.a r.l.	Luxembourg
St. Jude Medical Luxembourg Holdings TC S.a r.l.	Luxembourg
St. Jude Medical Luxembourg S.a.r.l.	Luxembourg
St. Jude Medical (Malaysia) Sdn Bhd	Malaysia
St. Jude Medical Operations (Malaysia) Sdn. Bhd.	Malaysia
S.t Jude Medical Mexico Business, S. de R.L. de C.V.	Mexico
SJ Medical Mexico, S. de R.L. de C.V.	Mexico
St. Jude Medical Holdings B.V.	Netherlands
St. Jude Medical Nederland B.V.	Netherlands

St. Jude Medical New Zealand Limited	New Zealand
St. Jude Medical Norway AS	Norway
St. Jude Medical Sp.zo.o	Poland
St. Jude Medical (Portugal) - DistribuiMed de Produtos Mmoduto, Lda.	Portugal
St. Jude Medical Puerto Rico LLC	Puerto Rico
St. Jude Medical Balkan d.o.o.	Serbia
St. Jude Medical (Singapore) Pte. Ltd.	Singapore
St. Jude Medical Espana S.A.	Spain
St. Jude Medical AB	Sweden
St. Jude Medical Sweden AB	Sweden
St. Jude Medical Systems AB (formerly Radi Medical Systems AB)	Sweden
St. Jude Medical (Schweiz) AG	Switzerland
St. Jude Medical GVA S.a r.l. (formerly Endosense S.A.)	Switzerland
Thoratec Switzerland GmbH	Switzerland
St. Jude Medical Taiwan Co.	Taiwan
St. Jude Medical (Thailand) Co., Ltd.	Thailand
St. Jude Medical Turkey Medikal Urunier Ticaret Limited Sirketi	Turkey
St. Jude Medical Middle East DMCC	United Arab Emirates
St. Jude Medical U.K. Limited	United Kingdom
Thoratec Europe Limited	United Kingdom